United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-00994

Burnham Investors Trust
(Exact name of Registrant as specified in charter)
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Address of principle executive offices) (Zip Code)
Jon M. Burnham
1325 Avenue of the Americas, 26th Floor New York, NY 10019
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 874-3863
Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2013

Item 1. Report to Shareholders.

DECEMBER 31, 2013

ANNUAL

Report

THE BURNHAM FAMILY OF FUNDS

Burnham Fund

Burnham Financial Services Fund

Burnham Financial Industries Fund

Burnham Fund

For year ended December 31, 2013, The Burnham Fund Class A shares rose 24.28%.

The equity markets continued their run, turning in their strongest performance year since the financial crisis bottomed in March 2009. The year began with the first quarter GDP showing very slow growth of 1.1%, well below the consensus forecasts. While the second quarter showed an increase to 2.5%, the first half of the year was mired with uncertainty and market shocks that were an ongoing result of Washington’s debt ceiling/spending debate, and the potential withdrawal of monetary stimulus. The second half of the year told a different story: third quarter GDP growth was +4.1%, the fastest pace of U.S. economic expansion in two years, an upside surprise to the consensus. Consumer spending increased largely on health care and other necessities. A survey of economists by the Wall Street Journal predicted a slowdown in the fourth quarter to 2.1% but, once again, the strength of the overall U.S. economy surprised to the upside with a GDP growth of 3.2%. The strength came from continued consumer spending at the highest rate in three years and an increase in export levels despite the government shutdown in October that directly reduced the rate. The 2013 GDP, excluding government, was the strongest year of growth since 2003, and inflation ended the year at 1.5%.

Many economists and portfolio managers, including us at Burnham, expected the second half of the year to moderate. After booking strong results in the first half of the year with the S&P up 13.8%, investors faced headwinds: the possibility of another debt ceiling/credit default threat, the fallout from the Fed ‘taper’ and the transition from outgoing two term Fed Chairman Ben Bernanke to Janet Yellen. Soft demand from China also began to pressure commodity exporting countries, bringing the potential for global economic contagion. With increased difficulty in finding reasonably priced stocks with attractive valuations, and considering the increased risk in the market, we chose to maintain our core investments, seeking yield and raising cash opportunistically in anticipation of increased market volatility and more favorable buying opportunities. This risk management decision led the fund to underperform its benchmark for the year as the S&P 500 returned 32.39%. While we strive to provide maximum returns for our shareholders, we also continually evaluate global systematic and unsystematic risk and the potential for those risks to negatively impact the portfolio and our clients. In 2013, we delivered what we consider to be an excellent result for our shareholders by providing a return of 24.3% while reducing risk and looking forward to better opportunities ahead.

As of December 31, 2013, our largest sector allocations were in consumer discretionary, information technology, energy and financials. Overweighted sectors relative to the S&P 500 were consumer discretionary, energy, cash and a slight overweight in telecommunications services/media. Our smallest allocations were in utilities, materials, and telecommunications, consumer staples and cash, with underweighted sectors being utilities, financials, industrials, materials, consumer staples and health care. The sectors that contributed most to our performance were consumer discretionary, information technology, energy and financials. The top positions that contributed most to our absolute performance were: Chipotle Mexican Grill Inc. Cl A, LinkedIn Corp, Amazon.com Inc., Google Inc. Class A, and American Express Co. While Energy Transfer Equity LP was not in our top five in absolute performance, it was our number one contributor to performance relative to our benchmark as the position was not held in the S&P 500. The investment is a master limited partnership in the energy pipeline space that was selected to provide exposure to the continued energy boom in the U.S. Conversely, the sectors that detracted from performance were Health Care, Industrials, Telecommunications, Materials and Cash, and the bottom five positions were Fairway Group Holdings Corp, Facebook Inc, Lennar Corp, Calumet Specialty Products Partners LP and American Campus Communities, Inc. (italics: not held at year end). Apple Computer was not in our bottom five in absolute performance but was overweight relative to the benchmark (+ 4.5%). While it contributed to our overall positive results for 2013, its performance had the largest negative impact on the portfolios relative performance. We have held Apple since 2005 and over the last 10 years, on average, it has outperformed the S&P by 40%. Apple is one of our core holdings, and trades at the low end of the valuation range versus the S&P 500, providing a dividend yield over 2.4% and a holds a cash arsenal in excess of $40B. We believe that the company is focused on the future, having completed over 15 acquisitions in fiscal 2013, and is setting the stage for product expansion with Tim Cook’s public references to “great products coming in categories that Apple does not currently participate.”

We see the business climate continuing to improve in 2014. Washington appears to be more cooperative, having learned from its recent missteps. The Ryan/Murray budget agreement of December will ease some provisions of the sequester while pursuing deficit reduction in the long term. In January, the Fed articulated it would continue its measured ‘tapering’ strategy but reinforced that it will maintain exceptionally low interest rates while unemployment is above 6.5% and inflation is below its target rate of 2%. We expect 2014 GDP to be in the area of +3% with continued volatility from global economies that are not yet as far along in the recovery as the U.S. The renaissance in US energy production will continue with the Energy Information Administration reporting that domestic oil production in 2013 had the biggest annual growth in industry history. The EIA also predicts that natural gas production will increase 56% by 2040. This advance brings with it the economic benefits of increased supply and efficiency that helps temper price shocks to businesses and consumers.

We remain positive, but more selective, seeking equities with predominant US domestic focus and in their own secular growth patterns. We are targeting an overall portfolio yield in line with the index. We believe the US will advance as a leading energy producer for years to come, and the fund will continue to invest in this burgeoning sector. Consumer oriented technology, autos, and select cyclicals benefit from growing consumer confidence and spending as the unemployment rate continues to heal. We are positive on the expanding health services sector, specifically companies which develop new therapies and support the rollout of the Affordable Care Act. Fed actions implemented to provide economic stability will continue to confound investors and the markets will react to the eventuality of a less accommodative Fed. Earnings may hit air pockets if the turmoil in emerging markets leads to lower export revenue.

We believe the Fund is well positioned to capitalize on continued growth ahead with a portfolio that is actively managed not to focus solely on maximum return, but maximum return vs. risk. We have managed the fund since 1975, through every type of market environment. We see our experience in portfolio selection and risk management as critical to successfully navigating the challenges ahead. We thank you for your continued support!

Jon Burnham
Portfolio Manager

2  BURNHAM FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Industries – Common Stock (Net of written options)	% of net assets
Consumer Discretionary	30.13%
Information Technology	16.36%
Energy	15.00%
Financial Services	11.67%
Consumer Staples	7.60%
Health Care	6.73%
Industrials	5.47%
Telecommunications Services	4.01%
96.97%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
Apple, Inc.	8.59%
Chipotle Mexican Grill, Inc., Class A	4.83%
Amazon.com, Inc.	3.66%
The Williams Companies, Inc.	3.54%
General Electric Co.	3.43%
Google, Inc., Class A	3.43%
American Express Co.	3.28%
The Hain Celestial Group, Inc.	2.78%
Express Scripts Holding Co.	2.58%
Melco Crown Entertainment, Ltd.	2.40%
38.52%

TOTAL RETURN† (For the year ended December 31, 2013)

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	24.28%	18.05%	32.39%
Three years	13.83%	11.90%	16.18%
Five years	18.82%	17.60%	17.94%
Ten years	7.48%	6.93%	7.41%

Class C
One year	23.32%	22.32%	32.39%
Three years	12.98%	12.98%	16.18%
Five years	17.94%	17.94%	17.94%
Since inception	7.06%	7.06%	7.66%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	S&P 500 Index
Class A
One year	24.28%	18.05%	32.39%
Three years	47.50%	40.13%	56.82%
Five years	136.81%	124.92%	128.19%
Ten years	105.70%	95.40%	104.30%

Class C
One year	23.32%	22.32%	32.39%
Three years	44.22%	44.22%	56.82%
Five years	128.22%	128.22%	128.19%
Since inception	93.46%	93.46%	104.10%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FUND  3

Burnham Financial Services Fund

For the year ended December 31, 2013 it was another strong year for the financial services sector and in particular for the banks. The Burnham Financial Services Fund generated a return of +35.42%, trailing the benchmark Nasdaq Bank Index which returned +41.69%. Low rates and tightening debt spreads, central bank liquidity and a more positive economic outlook fueled the positive momentum in the equity markets as the S&P 500 finished the year at an all time high.

Bank investors were encouraged by an improvement in credit trends as housing prices reflected a 13.6% increase (Case Shiller 20 city composite), which helped to reduce both the frequency and severity of losses. The Fed held short rates low through quantitative easing, but hinted at on a plan to begin tapering. Further steepening of the yield curve also contributed to more positive sentiment for the sector. Longer term rates spiked mid- year and maintained these higher levels through year end.

All of these factors, in addition to an improving labor market, helped to expand valuation multiples and act as a catalyst for M&A. Deal activity accelerated in the fourth quarter, capping a year of slower than expected deal announcements. There were 228 deals in 2013, only slightly ahead of 2012. As expected, the bulk of the activity has been in the community bank space and we expect this trend will continue. We were encouraged by what appears to be recognition on the part of both buyers and sellers that realized value is more important than the announcement price, particularly when a significant component of the purchase price is paid with stock. If the buyer is not perceived to have overpaid, the market rewards the buyer and it is reflected in the gain in the stock price, which also benefits the seller.

The Fund benefitted from several of these deals, with two of the more notable deals reflecting the value in the acquirers: SCBT Financial Corp (SCBT) and BNC Bancorp (BNCN), both located in the Carolina’s have participated in several acquisitions and FDIC assisted deals. This past year SCBT agreed to acquire (and changed its name to) First Financial Holdings (FFCH) in a transformational deal merging two of the oldest and largest banks in the region. BNC Bancorp has completed seven acquisitions thus far and announced two additional deals in December. The last two will add approximately $500 million in assets in the higher growth MSA’s of Charlotte and Raleigh Durham, further addressing their long term strategy of building a premier franchise in Virginia and North Carolina. We have placed emphasis in the Southeast; particularly in the Carolina’s where we believe there will be a significant amount of consolidation.

As deal pricing improved, we did participate in several deals involving the sellers. Metrocorp Bancshares (MCBI) in Houston, Texas agreed to be acquired by East West Bancorp (EWBC) for 1.67x’s price to tangible book value. The deal will expand EWBC’s Houston footprint and allow entry into the lucrative Dallas market. Towards year end Rockville Financial (RKCB) announced their intent to acquire United Financial Bancorp (UBNK) in a deal valued at 142% of tangible book value, creating a significant presence throughout New England.

A strong market pushed the sector higher, like a rising tide, lifting all boats; there were very few investments that contributed negatively to return. Gleacher & Company (GLCH) detracted from performance in 2013 as it was involved in a company restructuring and is currently seeking strategic alternatives. A final plan has yet to be announced and we expect it will remain under pressure until there is further clarity.

The financial services industry has maintained positive momentum through a difficult operating environment. The improving macroeconomic landscape should provide support for better organic growth and operating leverage in 2014. Following the strong performance, stock selection is becoming increasingly important and we anticipate we will see a wider variance in return statistics. We are well positioned to benefit from an increase in consolidation activity and further improvement in operating conditions in the financial sector.

Anton Schutz
Portfolio Manager

4  BURNHAM FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Industries – Common Stock (Net of written options)	% of net assets
Banks — Regional	62.67%
Thrifts & Mortgage Finance	15.68%
Investment Banking & Brokerage	10.41%
Real Estate Investment Trust	4.85%
Asset Management & Custody Banks	1.22%
Consumer Finance	1.21%
Unregistered Investment Company	0.35%
96.39%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
Yadkin Financial Corp.	6.66%
Cowen Group, Inc., Class A	4.74%
ASB Bancorp, Inc.	4.13%
ConnectOne Bancorp, Inc.	4.09%
1st United Bancorp, Inc.	4.05%
First Financial Holdings, Inc.	3.94%
BNC Bancorp	3.86%
Seacoast Banking Corporation of Florida	3.72%
Park Sterling Corp.	3.38%
Investors Bancorp, Inc.	3.03%
41.60%

TOTAL RETURN† (For the year ended December 31, 2013)

Growth of $10,000 Over Ten Years

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	Nasdaq Bank Index
Class A
One year	35.42%	28.66%	41.69%
Three years	14.43%	12.48%	14.58%
Five years	12.70%	11.55%	7.53%
Ten years	5.89%	5.34%	1.34%

Class C
One year	34.37%	33.37%	41.69%
Three years	13.56%	13.56%	14.58%
Five years	11.87%	11.87%	7.53%
Since inception	5.61%	5.61%	1.32%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	Nasdaq Bank Index
Class A
One year	35.42%	28.66%	41.69%
Three years	49.84%	42.31%	50.49%
Five years	81.85%	72.73%	43.82%
Ten years	77.16%	68.27%	14.26%

Class C
One year	34.37%	33.37%	41.69%
Three years	46.46%	46.46%	50.49%
Five years	75.24%	75.24%	43.82%
Since inception	60.58%	60.58%	12.05%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FINANCIAL SERVICES FUND  5

Burnham Financial Industries Fund

For the year ended December 31, 2013 it was another strong year for the financial services sector and in particular for the banks. The Burnham Financial Industries Fund (name changed effective February 19, 2014 to Burnham Financial Long/Short Fund) generated a return of +23.52% for the year, performing well in the long/short category. The benchmark KBW Bank Index returned +37.73%. Low rates and tightening debt spreads, central bank liquidity and a more positive economic outlook fueled the positive momentum in the equity markets as the S&P 500 finished the year at an all time high. The Fund maintained a moderate amount of short exposure throughout the year, in anticipation of volatility associated with an uncertain economic and political environment and valuations that have outpaced earnings growth.

The equity markets moved higher despite facing numerous headwinds. Investors were not deterred by the myriad of potential hurdles (fiscal cliff, the European debt crisis, sequestration, a government shutdown, rapidly rising rates etc.) as evidenced by the volume of inflows into equities. A more stable labor market and gains in the housing market contributed to an improved economic outlook, which in turn fortified investor confidence.

Bank investors were encouraged by an improvement in credit trends as housing prices reflected a 13.6% increase (Case Shiller 20 city composite), which helped to reduce both the frequency and severity of losses. The Fed held short rates low through quantitative easing, but hinted at on a plan to begin tapering. Further steepening of the yield curve also contributed to more positive sentiment for the sector. Longer term rates spiked mid-year and maintained these higher levels through year end.

All of these factors helped to expand valuation multiples, act as a catalyst for M&A and support a strong backdrop for capital raising activity. Leading contributors to Fund performance were Cowen Group Inc. (COWN), SCBT Financial (SCBT) and Investors Bancorp (ISBC). The Broker/Dealer and Specialty Finance sub-sector was a leading contributor to the outperformance of the financial services sector. Cowen, an alternative asset management and investment banking firm performed well with more favorable trends in the market. Additionally, they agreed to acquire investment bank Dahlman Rose in an all-stock deal, thought to be through the seller’s desire to participate in the upside from the combination. Investors Bancorp (ISBC), a mutual holding company in New Jersey also contributed to the positive return in the Fund. ISBC, has completed three acquisitions of converted companies and we suspect will be an active acquirer going forward, having filed for a second stage conversion which could raise more than $2 billion in gross proceeds.

We were encouraged by what appears to be recognition on the part of both buyers and sellers that realized value is more important than the announcement price, particularly when a significant component of the purchase price is paid with stock. If the buyer is not perceived to have overpaid, the market rewards the buyer and it is reflected in the gain in the stock price, which also benefits the seller.

Although short investments did negatively impact Fund performance, we continued to advantageously write options against short positions to gain additional premium and mitigate the downside. We feel it is a prudent measure as we evaluate the current valuation multiples in a slowly recovering economy while competition for loan growth remains fierce. Following the strong performance, stock selection is becoming increasingly important and we anticipate we will see a wider variance in return statistics.

The financial services industry has maintained positive momentum through a difficult operating environment. The improving macroeconomic landscape should provide support for better organic growth and operating leverage in 2014. We expect that we will continue to see buybacks and dividend increases for the larger banks.

Anton Schutz
Portfolio Manager

6  BURNHAM FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS

Asset Allocations (as a % of net assets)

Long Positions	99.64%
Short Positions	(25.21)%
Cash and Other Assets, Less Liabilities	25.57%
100.00%

Top 10 Industries (as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	48.99%	-7.64%	41.35%
Real Estate Investment Trust	13.27%	0.00%	13.27%
Thrifts & Mortgage Finance	13.29%	-0.69%	12.60%
Investment Banking & Brokerage	7.95%	-0.27%	7.68%
Other Diversified Financial Services	7.48%	-0.15%	7.33%
Diversified Banks	2.51%	-0.05%	2.46%
Life & Health Insurance	0.00%	-0.12%	-0.12%
Multi-line Insurance	2.20%	-3.78%	-1.58%
Asset Management & Custody Banks	0.84%	-3.04%	-2.20%
Consumer Finance	3.11%	-9.47%	-6.36%
	99.64%	-25.21%	74.43%

Top 10 Common Stock Holdings (Net of written options)	% of net assets
Investors Bancorp, Inc.	9.34%
First Financial Holdings, Inc.	8.70%
1st United Bancorp, Inc.	6.97%
ConnectOne Bancorp, Inc.	4.37%
Zais Financial Corp.	4.19%
Bank of America Corp.	3.97%
American Capital Agency Corp.	3.79%
Citigroup, Inc.	3.36%
Seacoast Banking Corporation of Florida	3.19%
Cowen Group, Inc., Class A	3.19%
51.07%

TOTAL RETURN† (For the year ended December 31, 2013)

Growth of $10,000 Since Inception

Average Annual Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index	S&P 500 Index
Class A
One year	23.52%	17.34%	37.73%	32.39%
Three years	9.48%	7.62%	12.01%	16.18%
Five years	11.98%	10.84%	11.26%	17.94%
Since inception	9.16%	8.58%	(0.63)%	7.66%

Class C
One year	22.62%	21.62%	37.73%	32.39%
Three years	8.72%	8.72%	12.01%	16.18%
Five years	11.19%	11.19%	11.26%	17.94%
Since inception	8.40%	8.40%	(0.63)%	7.66%

Cumulative Total Returns	with no sales charge or CDSC	with max. sales charge or CDSC	KBW Bank Index	S&P 500 Index
Class A
One year	23.52%	17.34%	37.73%	32.39%
Three years	31.22%	24.64%	40.57%	56.82%
Five years	76.04%	67.30%	70.52%	128.19%
Since inception	133.44%	121.69%	(5.89)%	104.10%

Class C
One year	22.62%	21.62%	37.73%	32.39%
Three years	28.50%	28.50%	40.57%	56.82%
Five years	69.94%	69.94%	70.52%	128.19%
Since inception	118.21%	118.21%	(5.89)%	104.10%

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.
*	Keep in mind that indices have no management fees or brokerage costs.

BURNHAM FINANCIAL INDUSTRIES FUND  7

Burnham Fund

Portfolio Holdings As of December 31, 2013

	Number of Shares	Value
Common Stocks 97.14% (percentage of net assets)
CONSUMER DISCRETIONARY 30.20%
Apparel, Accessories & Luxury 1.80%
•Michael Kors Holdings, Ltd.	20,000	$1,623,800
•Under Armour, Inc., Class A	15,000	1,309,500
		2,933,300
Auto Manufacturers 2.85%
Ford Motor Co.	125,000	1,928,750
•General Motors Co.	30,000	1,226,100
•Tesla Motors, Inc.	10,000	1,503,800
		4,658,650
Casino & Gaming 4.33%
Las Vegas Sands Corp.	40,000	3,154,800
•Melco Crown Entertainment, Ltd. — ADR	100,000	3,922,000
		7,076,800
Home Improvement Retail 2.02%
Home Depot, Inc.	40,000	3,293,600
Homebuilding 3.61%
Lennar Corp. Class A	25,000	989,000
Pulte Group, Inc.	150,000	3,055,500
•Toll Brothers, Inc.	50,000	1,850,000
		5,894,500
Internet Retail 7.11%
•Amazon.com, Inc.	15,000	5,981,850
•eBay, Inc.	60,000	3,293,400
•priceline.com, Inc.	2,000	2,324,800
		11,600,050
Restaurants 8.48%
•Chipotle Mexican Grill, Inc., Class Aa	15,000	7,991,700
McDonald’s Corp.	20,000	1,940,600
Starbucks Corp.	50,000	3,919,500
		13,851,800
Total Consumer Discretionary (Cost: $31,384,339)		49,308,700
CONSUMER STAPLES 7.60%
Hypermarkets & Super Centers 3.13%
Costco Wholesale Corp.	25,000	2,975,250
CVS Caremark Corp.	30,000	2,147,100
		5,122,350
Packaged Food & Meats 4.47%
•The Hain Celestial Group, Inc.	50,000	4,539,000
McCormick & Co., Inc.	40,000	2,756,800
		7,295,800
Total Consumer Staples (Cost: $8,186,229)		12,418,150
ENERGY 15.00%
Integrated Oil & Gas 1.53%
Chevron Corp.	20,000	2,498,200
Oil & Gas — Exploration & Production 3.25%
BreitBurn Energy Partners LP	60,000	1,220,400
•Continental Resources, Inc.	10,000	1,125,200
Devon Energy Corp.	30,000	1,856,100
Memorial Production Partners LP	50,000	1,097,000
		5,298,700

	Number of Shares	Value
Oil & Gas — Refining & Marketing 1.43%
Calumet Specialty Products Partners LP	90,000	$2,341,800
Oil & Gas — Storage & Transportation 8.79%
DCP Midstream Partners LP	32,000	1,611,200
Energy Transfer Equity LP	30,000	2,452,200
Kinder Morgan, Inc.	70,000	2,520,000
MarkWest Energy Partners LP	30,000	1,983,900
The Williams Companies, Inc.	150,000	5,785,500
		14,352,800
Total Energy (Cost: $14,766,342)		24,491,500
FINANCIAL SERVICES 11.67%
Consumer Products 3.28%
American Express Co.	59,000	5,353,070
Diversified Banks 3.30%
Bank of America Corp.	100,000	1,557,000
Citigroup, Inc.	30,000	1,563,300
Wells Fargo & Co.	50,000	2,270,000
		5,390,300
Property & Casualty Insurance 5.09%
•Berkshire Hathaway, Inc., Class B	30,000	3,556,800
Chubb Corp.	25,000	2,415,750
Everest Re Group, Ltd.	15,000	2,338,050
		8,310,600
Total Financial Services (Cost: $11,076,945)		19,053,970
HEALTH CARE 6.77%
Biotechnology 1.69%
•Regeneron Pharmaceuticals, Inc.[a]	10,000	2,752,400
Health Care Equipment 0.42%
Aetna, Inc.	10,000	685,900
Health Care Services 3.96%
•Express Scripts Holding Co.	60,000	4,214,400
UnitedHealth Group, Inc.	30,000	2,259,000
		6,473,400
Pharmaceuticals 0.70%
Amgen, Inc.	10,000	1,141,600
Total Health Care (Cost: $8,366,347)		11,053,300
INDUSTRIALS 5.47%
Construction & Engineering 2.04%
Chicago Bridge & Iron Co.	40,000	3,325,600
Electrical Equipment Conglomerate 3.43%
General Electric Co.	200,000	5,606,000
Total Industrials (Cost: $5,940,255)		8,931,600
INFORMATION TECHNOLOGY 16.42%
Computer Hardware 10.42%
•3D Systems Corp.	10,000	929,300
Apple, Inc.	25,000	14,027,750
International Business Machines Corp.	11,000	2,063,270
		17,020,320
Internet Software & Services 5.42%
•Google, Inc., Class A	5,000	5,603,550
•LinkedIn Corp., Class Aa	15,000	3,252,450
		8,856,000

8  BURNHAM FUND See Notes to Financial Statements

Burnham Fund

Portfolio Holdings (Continued) As of December 31, 2013

	Number of Shares	Value
Semiconductors 0.58%
•Cree, Inc.	15,000	$938,550
Total Information Technology (Cost: $9,769,586)		26,814,870
TELECOMMUNICATIONS SERVICES 4.01%
Integrated Telecommunications Services 4.01%
AT&T, Inc.	50,000	1,758,000
Comcast Corp., Class A	45,000	2,338,425
Verizon Communications, Inc.	50,000	2,457,000
		6,553,425
Total Telecommunications Services (Cost: $4,848,242)		6,553,425
Total Common Stocks (Cost: $94,338,285)		158,625,515
Short-Term Instruments 3.04% (percentage of net assets)
Money Market Fund 3.04%
Fidelity Treasury Portfolio, 0.010%	4,958,592	$4,958,592
Total Money Market Fund (Cost: $4,958,592)		4,958,592
Total Short-Term Instruments (Cost: $4,958,592)		4,958,592
Total Investments 100.18% (Cost: $99,296,877)		$163,584,107
Call option written (0.17)% (Premiums received: $301,491)		(275,100)
Liabilities, less cash and other assets (0.01)%		(18,408)

Net Assets 100.00%		$163,290,599

	Number of Contracts
Call Option Written (0.17)% (percentage of net assets)
CONSUMER DISCRETIONARY (0.06)%
Restaurants (0.06)%
Chipotle Mexican Grill, Inc., Class A, Calls @ 610 due Jan 2015	(30)	(102,600)
Total Consumer Discretionary (Premiums received: $106,707)		(102,600)
HEALTH CARE (0.04)%
Biotechnology (0.04)%
Regeneron Pharmaceuticals, Inc., Calls @ 320 due Jan 2015	(20)	(64,000)
Total Health Care (Premiums received: $79,938)		(64,000)
INFORMATION TECHNOLOGY (0.07)%
Internet Software & Services (0.07)%
LinkedIn Corp., Class A, Calls @ 270 due Jan 2015	(50)	(108,500)
Total Information Technology (Premiums received: $114,846)		(108,500)
Total Call Option Written (Premiums received: $301,491)		(275,100)

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2013, based on securities owned was $98,114,587.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2013 was $65,702,074 and $(232,554), respectively, and net unrealized appreciation was $65,469,520.

•	Indicates securities that do not produce income.
[a]	Securities or partial securities on which call/put options were written.

ADR — American Depositary Receipt

See Notes to Financial Statements  BURNHAM FUND  9

Burnham Financial Services Fund

Portfolio Holdings As of December 31, 2013

	Number of Shares	Value
Common Stocks 96.39% (percentage of net assets)
BANKS 62.67%
Banks — Regional 62.67%
1st United Bancorp, Inc.	450,000	$3,424,500
•Ameris Bancorp	90,000	1,899,900
•ASB Bancorp, Inc.	202,036	3,485,121
BankUnited, Inc.	25,000	823,000
BNC Bancorp	190,113	3,258,537
Centerstate Banks, Inc.	72,421	735,073
CoBiz Financial, Inc.	75,000	897,000
•ConnectOne Bancorp, Inc.	87,166	3,454,389
•Customers Bancorp, Inc.	25,000	511,500
Fidelity Southern Corp.	75,000	1,245,750
First Community Corp.	102,020	1,036,523
First Financial Holdings, Inc.	50,000	3,325,500
•First Security Group, Inc.	239,606	551,094
•HomeTrust Bancshares, Inc.	101,215	1,618,428
•Jacksonville Bancorp, Inc.	67,227	840,337
•Metro Bancorp, Inc.	50,000	1,077,000
NBT Bancorp, Inc.	27,223	705,076
•NewBridge Bancorp	135,200	1,014,000
•OmniAmerican Bancorp, Inc.	97,486	2,084,251
Park Sterling Corp.	400,000	2,856,000
•Porter Bancorp, Inc.	258,366	260,950
•Seacoast Banking Corporation of Florida	257,607	3,142,803
Southern National Bancorp of Virginia, Inc.	100,420	1,005,204
State Bank Financial Corp.	50,000	909,500
The Community Financial Corp.	45,603	925,741
United Financial Bancorp, Inc.	50,000	944,500
•VantageSouth Bancshares, Inc.	423,222	2,230,380
•Virginia Heritage Bank	75,500	1,352,960
Washington Banking Co.	50,000	886,500
•Westbury Bancorp, Inc.	50,000	695,500
•Xenith Bankshares, Inc.	19,125	112,646
•Yadkin Financial Corp.	329,964	5,622,586
		52,932,249
Total Banks (Cost: $42,025,019)		52,932,249
DIVERSIFIED FINANCIALS 18.04%
Asset Management & Custody Banks 1.22%
•American Capital, Ltd.	25,000	391,000
Ares Capital Corp.	20,000	355,400
Monroe Capital Corp.	23,252	283,674
		1,030,074
Consumer Finance 1.21%
•Regional Management Corp.	30,000	1,017,900
Investment Banking & Brokerage 10.41%
•Cowen Group, Inc., Class A	1,023,300	4,001,103
•Gleacher & Co., Inc.	150,218	1,560,765
Silvercrest Asset Management Group, Inc., Class A	98,750	1,683,688
•SWS Group, Inc.	255,000	1,550,400
		8,795,956
Real Estate Investment Trust 4.85%
Ares Commercial Real Estate Corp.	100,000	1,310,000
Cherry Hill Mortgage Investment Corp.	25,000	445,000
CYS Investments, Inc.	100,000	741,000
ZAIS Financial Corp.	100,000	1,603,000
		4,099,000

	Number of Shares	Value
Unregistered Investment Company 0.35%
•Peregrine Holdings LLC 144Aa,10,11,14	275,000	$295,281
Total Diversified Financials (Cost: $15,753,033)		15,238,211
THRIFTS & MORTGAGE FINANCE 15.68%
Thrifts & Mortgage Finance 15.68%
•Atlantic Coast Financial Corp.	488,750	2,116,287
Banc of California, Inc.	100,000	1,341,000
Charter Financial Corp.	150,000	1,615,500
Dime Community Bancshares, Inc.	22,167	375,066
Fox Chase Bancorp, Inc.	25,083	435,942
•Franklin Financial Corp.	50,000	989,000
Investors Bancorp, Inc.	100,000	2,558,000
•Kearny Financial Corp.	70,000	814,100
•NMI Holdings, Inc., Class A	100,000	1,273,000
•Pacific Premier Bancorp, Inc.	40,000	629,600
ViewPoint Financial Group, Inc.	40,000	1,098,000
		13,245,495
Total Thrifts & Mortgage Finance (Cost: $9,330,436)		13,245,495
Total Common Stocks (Cost: $67,108,488)		81,415,955
Warrants 2.04% (percentage of net assets)
BANKS 2.04%
Banks — Regional 2.04%
•M&T Bank Corp., Expires 12/23/18	40,000	1,720,000
•Porter Bancorp, Inc., Expires 6/30/15[a,14]	45,651	—
		1,720,000
Total Banks (Cost: $1,281,600)		1,720,000
Total Warrants (Cost: $1,281,600)		1,720,000
Short-Term Instruments 4.38% (percentage of net assets)
Money Market Fund 4.38%
Fidelity Treasury Portfolio, 0.010%	3,700,000	3,700,000
Total Money Market Fund (Cost: $3,700,000)		3,700,000
Total Short-Term Instruments (Cost: $3,700,000)		3,700,000
Total Investments 102.81% (Cost: $72,090,088)		$86,835,955
Cash and other assets, less liabilities (2.81)%		(2,371,519)

Net Assets 100.00%		$84,464,436

Federal Income Tax Basis of Investments

The tax cost of the fund at December 31, 2013, based on securities owned was $72,327,148.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2013 was $19,900,405 and $(5,391,598), respectively, and net unrealized appreciation was $14,508,807.

144A Security is restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities only to certain qualified buyers.

•	Indicates securities that do not produce income.
[a]	Indicates a fair valued security. Total market value for fair valued securities is $295,281, representing 0.35% of net assets.

10  BURNHAM FINANCIAL SERVICES FUND  See Notes to Financial Statements

Burnham Financial Industries Fund

Portfolio Holdings As of December 31, 2013

	Number of Shares	Value
Common Stocks 97.18% (percentage of net assets)
BANKS 49.09%
Banks — Regional 46.68%
1st United Bancorp, Inc.[a]	700,000	$5,327,000
•Ameris Bancorp	50,000	1,055,500
BankUnited, Inc.	50,000	1,646,000
Centerstate Banks, Inc.	72,422	735,083
•ConnectOne Bancorp, Inc.	84,361	3,343,227
•Customers Bancorp, Inc.	25,000	511,500
Fifth Third Bancorp	50,000	1,051,500
First Financial Holdings, Inc.[a]	100,000	6,651,000
Home BancShares, Inc.	50,000	1,867,500
•Jacksonville Bancorp, Inc.	5,000	62,500
NBT Bancorp, Inc.[a]	54,447	1,410,177
•OmniAmerican Bancorp, Inc.[a]	57,674	1,233,070
Park Sterling Corp.[a]	184,894	1,320,143
•Porter Bancorp, Inc.	126,757	128,025
Regions Financial Corp.[a,b]	200,000	1,978,000
•Seacoast Banking Corporation of Florida	200,000	2,440,000
State Bank Financial Corp.	50,000	909,500
Synovus Financial Corp.	500,000	1,800,000
•VantageSouth Bancshares, Inc.	87,516	461,209
Washington Banking Co.	50,000	886,500
•Yadkin Financial Corp.	50,894	867,234
		35,684,668
Diversified Banks 2.41%
SunTrust Banks, Inc.[b]	50,000	1,840,500
Total Banks (Cost: $28,779,709)		37,525,168
DIVERSIFIED FINANCIALS 34.84%
Asset Management & Custody Banks 0.84%
Ares Capital Corp.	20,000	355,400
Monroe Capital Corp.	23,251	283,662
		639,062
Consumer Finance 3.11%
•Regional Management Corp.	70,000	2,375,100
Investment Banking & Brokerage 7.94%
•Cowen Group, Inc., Class A	623,301	2,437,107
•Gleacher & Co., Inc.[a]	198,990	2,067,506
Morgan Stanley[b]	50,000	1,568,000
		6,072,613
Multi-line Insurance 2.20%
•Genworth Financial, Inc., Class A	50,000	776,500
Hartford Financial Services Group, Inc.[b]	25,000	905,750
		1,682,250
Other Diversified Financial Services 7.48%
Bank of America Corp.[a,b]	200,000	3,114,000
Citigroup, Inc.[b]	50,000	2,605,500
		5,719,500
Real Estate Investment Trust 13.27%
American Capital Agency Corp.	150,000	2,893,500
Ares Commercial Real Estate Corp.	150,000	1,965,000
PennyMac Mortgage Investment Trust	50,000	1,148,000
Two Harbors Investment Corp.	100,000	928,000
ZAIS Financial Corp.[a]	200,000	3,206,000
		10,140,500
Total Diversified Financials (Cost: $27,694,972)		26,629,025

	Number of Shares	Value
THRIFTS & MORTGAGE FINANCE 13.25%
Thrifts & Mortgage Finance 13.25%
Investors Bancorp, Inc.[a]	279,000	$7,136,820
•TFS Financial Corp.[a]	100,000	1,211,500
ViewPoint Financial Group, Inc.	65,000	1,784,250
		10,132,570
Total Thrifts & Mortgage Finance (Cost: $5,176,774)		10,132,570
Total Common Stocks (Cost: $61,651,455)		74,286,763

Warrants 2.25% (percentage of net assets)
BANKS 2.25%
Banks — Regional 2.25%
•M&T Bank Corp., Expires 12/23/18	40,000	1,720,000
•Porter Bancorp, Inc., Expires 6/30/15[c,14]	136,956	—
		1,720,000
Total Banks (Cost: $1,281,600)		1,720,000
Total Warrants (Cost: $1,281,600)		1,720,000

	Number of Contracts
Put Option Long 0.21% (percentage of net assets)
BANKS 0.16%
Banks — Regional 0.06%
BB&T Corp., Puts
@ 37 due Jan 2014	250	12,250
@ 35 due Jan 2014	750	8,250
PNC Financial Services Group Inc., Puts @ 75 due Jan 2014	500	24,000
		44,500
Diversified Banks 0.10%
Comerica, Inc., Puts
@ 47 due Jan 2014	250	19,500
@ 46 due Jan 2014	500	23,500
Wells Fargo & Co., Puts
@ 45 due Jan 2014	350	19,600
@ 44 due Jan 2014	500	14,500
		77,100
Total Banks (Cost: $168,601)		121,600
DIVERSIFIED FINANCIALS 0.01%
Investment Banking & Brokerage 0.01%
Bank of NY Mellon Co., Puts @ 33 due Jan 2014	750	11,250
Total Diversified Financials (Cost: $40,812)		11,250
THRIFTS & MORTGAGE FINANCE 0.04%
Thrifts & Mortgage Finance 0.04%
EverBank Financial Corp., Puts
@ 17.5 due Jan 2014	500	2,500
@ 17.5 due Feb 2014	500	27,500
		30,000
Total Thrifts & Mortgage Finance (Cost: $51,445)		30,000
Total Put Option Long (Cost: $260,858)		162,850

See Notes to Financial Statements  BURNHAM FINANCIAL INDUSTRIES FUND  11

Burnham Financial Industries Fund

Portfolio Holdings (Continued) As of December 31, 2013

	Number of Shares	Value
Short-Term Instruments 1.13% (percentage of net assets)
Money Market Fund 1.13%
Fidelity Treasury Portfolio, 0.010%	860,779	$860,779
Total Money Market Fund (Cost: $860,779)		860,779
Total Short-Term Instruments (Cost: $860,779)		860,779
Total Investments 100.77% (Cost: $64,054,692)		$77,030,392
Short Sales (24.29)% (Proceeds: $16,777,914)		(18,567,868)

Call option written (0.57)% (Premiums received: $346,538)		(434,250)

Put option written (0.35)% (Premiums received: $897,361)		(271,200)

Cash and other assets, less liabilities 24.44%		18,684,443
Net Assets 100.00%		$76,441,517
Short Sales (24.29)% (percentage of net assets)
BANKS (7.56)%
Banks — Regional (7.56)%
Community Bank System, Inc.	(52,818)	(2,095,818)
Fulton Financial Corp.	(50,000)	(654,000)
Old National Bancorp	(40,000)	(614,800)
Trustmark Corp.	(90,000)	(2,415,600)
		(5,780,218)
Total Banks (Proceeds: $5,066,687)		(5,780,218)
DIVERSIFIED FINANCIALS (16.04)%
Asset Management & Custody Banks (3.02)%
Franklin Resources Inc.[b]	(40,000)	(2,309,200)
Consumer Finance (9.47)%
American Express Co.[b]	(40,000)	(3,629,200)
•First Cash Financial Services, Inc.	(20,000)	(1,236,800)
Heartland Payment Systems, Inc.	(30,000)	(1,495,200)
•World Acceptance Corp.	(10,000)	(875,300)
		(7,236,500)
Multi-line Insurance (3.55)%
The Travelers Cos., Inc.[b]	(30,000)	(2,716,200)
Total Diversified Financials (Proceeds: $11,228,921)		(12,261,900)
THRIFTS & MORTGAGE FINANCE (0.69)%
Thrifts & Mortgage Finance (0.69)%
•Beneficial Mutual Bancorp, Inc.	(25,000)	(273,000)
New York Community Bancorp, Inc.	(15,000)	(252,750)
		(525,750)
Total Thrifts & Mortgage Finance (Proceeds: $482,306)		(525,750)
Total Short Sales (Proceeds: $16,777,914)		(18,567,868)

	Number of Contracts	Value
Call Option Written (0.57)% (percentage of net assets)
BANKS (0.09)%
Banks — Regional (0.04)%
Regions Financial Corp., Calls @ 10 due May 2014	(500)	$(30,500)
Diversified Banks (0.05)%
SunTrust Banks, Inc., Calls
@ 41 due Jul 2014	(250)	(18,500)
@ 39 due Apr 2014	(250)	(17,000)
		(35,500)
Total Banks (Premiums received: $70,393)		(66,000)
DIVERSIFIED FINANCIALS (0.48)%
Investment Banking & Brokerage (0.25)%
Morgan Stanley, Calls
@ 28 due Jan 2014	(250)	(85,000)
@ 27 due Jan 2014	(250)	(108,750)
		(193,750)
Multi-line Insurance (0.08)%
Hartford Financial Services Group, Inc., Calls @ 34 due Jan 2014	(250)	(60,000)
Other Diversified Financial Services (0.15)%
Bank of America Corp., Calls
@ 18 due Aug 2014	(1,000)	(42,000)
@ 15 due Jan 2014	(500)	(36,000)
Citigroup, Inc., Calls
@ 55 due Feb 2014	(250)	(16,250)
@ 60 due Jun 2014	(250)	(20,250)
		(114,500)
Total Diversified Financials (Premiums received: $276,145)		(368,250)
Total Call Option Written (Premiums received: $346,538)		(434,250)
Put Option Written (0.35)% (percentage of net assets)
BANKS (0.04)%
Banks — Regional (0.04)%
CIT Group Inc., Puts @ 45 due Apr 2014	(350)	(12,950)
Zions Bancorporation, Puts @ 25 due Apr 2014	(750)	(20,250)
		(33,200)
Total Banks (Premiums received: $114,759)		(33,200)
DIVERSIFIED FINANCIALS (0.31)%
Asset Management & Custody Banks (0.02)%
Franklin Resources Inc., Puts @ 50 due Apr 2014	(250)	(17,500)
Consumer Finance (0.00)%[d]
American Express Co., Puts @ 80 due Jan 2014	(150)	(1,500)

12  BURNHAM FINANCIAL INDUSTRIES FUND  See Notes to Financial Statements

Portfolio Holdings (Continued) As of December 31, 2013

	Number of Contracts	Value
Investment Banking & Brokerage (0.02)%
E*Trade Financial Group, Puts @ 14 due Apr 2014	(2,000)	$(18,000)
Life & Health Insurance (0.12)%
Aflac Inc., Puts
@ 62.5 due Feb 2014	(500)	(31,000)
American International Group, Inc., Puts
@ 46 due Feb 2014	(375)	(13,500)
@ 44 due May 2014	(375)	(33,000)
MetLife, Inc., Puts
@ 44 due Mar 2014	(500)	(12,500)
		(90,000)
Multi-line Insurance (0.15)%
Allstate Corp., Puts
@ 50 due Apr 2014	(500)	(37,500)
The Travelers Cos., Inc., Puts @ 82.5 due Apr 2014	(150)	(13,500)
XL Group PLC, Puts
@ 29 due Apr 2014	(500)	(22,000)
@ 30 due Apr 2014	(500)	(36,500)
		(109,500)
Other Diversified Financial Services (0.00)%[d]
JP Morgan Chase & Co., Puts @ 48 due Jan 2014	(250)	(1,500)
Total Diversified Financials (Premiums received: $782,602)		(238,000)
Total Put Option Written (Premiums received: $897,361)		(271,200)

Federal Income Tax Basis of Investments

The tax cost of investments at December 31, 2013 was $64,677,787.

The unrealized gross appreciation/(depreciation) for all securities in the fund at December 31, 2013 was $18,229,509 and $(5,876,904), respectively, and net unrealized appreciation was $12,352,605.

•	Indicates securities that do not produce income.
[a]	Security or partial security segregated as collateral for securities sold short. The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $25,561,352. The fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the fund.
[b]	Securities or partial securities on which call/put options were written.
[c]	Indicates a fair valued security. Total market value for fair valued securities is $0, representing 0.00% of net assets.
[d]	Rounds to less than 0.005%.

See Notes to Financial Statements  BURNHAM FINANCIAL INDUSTRIES FUND  13

Statements of Assets and Liabilities as of December 31, 2013

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$99,296,877	$71,794,807	$64,054,692
Investments at cost of affiliated securities[10,14]	—	295,281	—
Total investments at cost	99,296,877	72,090,088	64,054,692
Net unrealized appreciation on unaffiliated investments	64,287,230	14,745,867	12,975,700
Total investments at value	163,584,107	86,835,955	77,030,392
Cash	—	354,143	11,934
Cash on deposit for securities sold short	—	—	18,212,484
Dividends and interest receivable	86,120	130,638	345,924
Receivable for capital stock sold	56,396	381,068	62,317
Receivable for investments sold	1,213,837	159,600	309,388
Prepaid expenses	43,841	39,054	44,104
Total assets	164,984,301	87,900,458	96,016,543
Liabilities:
Payable for dividend declared on short sales	—	—	23,589
Payable for fund shares redeemed	252,703	144,717	66,061
Payable for investments purchased	941,403	3,128,713	45,169
Short sales at value*	—	—	18,567,868
Options written at value**[7,15]	275,100	—	705,450
Payable for auditing and legal fees	33,108	33,108	42,107
Payable for administration fees[2]	20,350	10,466	9,621
Payable for investment advisory fees[3]	82,390	61,041	55,897
Payable for distribution fees and service fees[4]	45,571	21,870	24,334
Payable for printing fees	11,630	11,629	11,630
Payable for transfer agent fees	15,633	14,278	10,008
Accrued expenses and other payables	15,814	10,200	13,292
Total liabilities	1,693,702	3,436,022	19,575,026
Net assets	$163,290,599	$84,464,436	$76,441,517
Analysis of Net Assets:[8]
By source:
Par value	$447,163	$329,085	$552,767
Capital paid-in	95,844,980	70,122,980	64,556,167
Accumulated undistributed net investment (loss)	(456,558)	—	—
Accumulated net realized gain/(loss) on investments	3,141,393	(733,496)	(391,612)
Net unrealized appreciation on investments, written options and short sales	64,313,621	14,745,867	11,724,195
Net assets	$163,290,599	$84,464,436	$76,441,517
By share class:
Net assets
Class A	$145,480,245	$77,206,253	$67,912,336
Class C	$17,810,354	$7,258,183	$8,529,181
NAV (par value $0.10 per share)
Class A5	$36.76	$25.77	$13.90
Class C	$34.65	$24.59	$13.32
Capital shares outstanding: (unlimited number of Shares has been authorized)
Class A	3,957,692	2,995,708	4,887,112
Class C	513,941	295,142	640,560

*	The payables for shorts include proceeds received for the following amounts: Burnham Financial Industries Fund $16,777,914.
**	The payables for options written include premiums received for the following amounts: Burnham Fund $301,491, Burnham Financial Services Fund $0 and Burnham Financial Industries Fund $1,243,899.

14  ASSETS AND LIABILITIES  See Notes to Financial Statements

Statements of Operations For the year ended December 31, 2013

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Investment Income
Interest	$2,117	$123	$165
Dividends*	3,033,795	843,799	1,487,045
Miscellaneous income[6]	4,998	3,234	11,520
Total income	3,040,910	847,156	1,498,730
Expenses:
Investment advisory fees[3]	982,664	513,001	598,624
Performance adjustment	—	—	(69,013)
Administration fees[2]	242,222	102,600	99,771
Interest expense on securities sold short	—	—	68,917
Dividend expense on securities sold short	—	—	279,391
Service fees (Class C)[4]	40,506	14,117	19,282
Distribution fees (Class A)[4]	368,938	156,883	176,403
Distribution fees (Class C)[4]	121,517	42,352	57,847
Transfer agent fees	173,370	115,963	95,112
Audit and legal fees	74,993	93,403	88,402
Reports to shareholders	37,350	38,084	36,671
Trustees’ fees and insurance expenses	30,856	31,016	30,829
Custodian fees	24,029	21,102	27,180
Registration fees and expenses	74,710	62,904	61,164
Fund accounting expenses	96,304	42,964	44,620
Miscellaneous expenses	24,677	47,264	42,300
Total expenses before reimbursement	2,292,136	1,281,653	1,657,500
Net contractual reimbursement by adviser[6]	—	(8,087)	(93,705)
Net expenses	2,292,136	1,273,566	1,563,795
Net investment income (loss)	$748,774	$(426,410)	$(65,065)
Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain on investments	10,720,425	5,038,604	1,821,060
Realized gain on written options	70,855	110,171	1,997,768
Realized loss on short sales	—	—	(3,411,483)
Net realized gain from securities, written options and short sales transactions	10,791,280	5,148,775	407,345
Unrealized appreciation/(depreciation) on:
Net unrealized appreciation on investments	23,820,599	15,711,492	14,659,263
Net unrealized appreciation/(depreciation) on written options	(10,903)	(12,500)	617,358
Net unrealized depreciation on short sales transactions	—	—	(1,536,115)
Net unrealized appreciation of investments, written options and short sales transactions	23,809,696	15,698,992	13,740,506
Net realized and unrealized gain on investments, written options and short sales transactions	34,600,976	20,847,767	14,147,851
Net increase in net assets resulting from operations	$35,349,750	$20,421,357	$14,082,786

*	Net of foreign taxes withheld of $900 for the Burnham Fund.

See Notes to Financial Statements  OPERATIONS  15

Statements of Changes in Net Assets

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Industries Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$748,774	$1,259,959	$(426,410)	$(173,957)	$(65,065)	$(418,486)
Net realized gain/(loss) on transactions	10,791,280	4,372,570	5,148,775	(529,481)	407,345	3,348,734
Unrealized appreciation	23,809,696	6,700,453	15,698,992	9,684,466	13,740,506	10,607,929
Net increase in net assets resulting from operations	35,349,750	12,332,982	20,421,357	8,981,028	14,082,786	13,538,177
Distributions to shareholders:
From net investment income:
Class A shares	(110,221)	(224,455)	—	—	—	—
Total distributions from net investment income	(110,221)	(224,455)	—	—	—	—
From realized gains from securities transactions:
Class A shares	(9,288,965)	(4,293,637)	—	—	(861,772)	(1,632,978)
Class C shares	(1,196,489)	(414,647)	—	—	(113,872)	(239,680)
Total distributions from realized gains	(10,485,454)	(4,708,284)	—	—	(975,644)	(1,872,658)
Total distributions to shareholders	(10,595,675)	(4,932,739)	—	—	(975,644)	(1,872,658)
Increase/(decrease) in net assets derived from capital share transactions	(20,050,699)	58,764,484	13,988,240	1,068,693	5,731,710	(15,452,254)
Redemption fees[13]	10,920	2,977	2,781	2,430	4,090	12,535
Increase/(decrease) in net assets for the year	4,714,296	66,167,704	34,412,378	10,052,151	18,842,942	(3,774,200)
Net assets:
Beginning of year	158,576,303	92,408,599	50,052,058	39,999,907	57,598,575	61,372,775
End of year	$163,290,599	$158,576,303	$84,464,436	$50,052,058	$76,441,517	$57,598,575
Undistributed net investment income/(loss), end of year	$(456,558)	$61,245	$—	$—	$—	$—

16  CHANGES IN NET ASSETS  See Notes to Financial Statements

Statements of Changes in Net Assets — Capital Stock Activity

	Burnham Fund		Burnham Financial Services Fund		Burnham Financial Industries Fund
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$16,586,646	$85,004,306	$32,948,596	$16,745,616	$18,937,681	$8,556,977
Net asset value of shares issued to shareholders in reinvestment of dividends	8,451,328	3,977,455	—	—	775,450	1,465,207
Cost of shares redeemed	(47,175,255)	(42,306,042)	(20,676,712)	(16,822,321)	(13,900,653)	(24,848,035)
Net increase/(decrease)	$(22,137,281)	$46,675,719	$12,271,884	$(76,705)	$5,812,478	$(14,825,851)
Class C
Net proceeds from sale of shares	$3,446,175	$12,534,716	$2,404,064	$1,738,976	$1,382,076	$795,036
Net asset value of shares issued to shareholders in reinvestment of dividends	1,140,159	394,570	—	—	105,488	212,505
Cost of shares redeemed	(2,499,752)	(840,521)	(687,708)	(593,578)	(1,568,332)	(1,611,747)
Net increase/(decrease)	$2,086,582	$12,088,765	$1,716,356	$1,145,398	$(80,768)	$(604,206)
Class I*
Cost of shares redeemed	—	—	—	—	—	(22,197)
Net decrease	$—	$—	$—	$—	$—	$(22,197)
Net increase/(decrease) in net assets derived from capital shares transactions	$(20,050,699)	$58,764,484	$13,988,240	$1,068,693	$5,731,710	$(15,452,254)
Share Transactions
Class A
Shares sold	487,802	2,635,642	1,499,990	937,652	1,516,127	824,414
Shares issued for reinvestments	236,071	124,842	—	—	56,520	127,966
Shares redeemed	(1,348,415)	(1,309,052)	(929,370)	(963,294)	(1,110,117)	(2,372,238)
Net increase/(decrease)	(624,542)	1,451,432	570,620	(25,642)	462,530	(1,419,858)
Class C
Shares sold	104,489	404,926	113,444	101,652	114,501	76,532
Shares issued for reinvestments	33,772	12,992	—	—	8,022	19,214
Shares redeemed	(73,337)	(27,037)	(31,157)	(35,916)	(130,381)	(159,224)
Net increase/(decrease)	64,924	390,881	82,287	65,736	(7,858)	(63,478)
Class I*
Shares redeemed	—	—	—	—	—	(2,996)
Net decrease	—	—	—	—	—	(2,996)

*	On December 19, 2011, all Class I shares of Burnham Financial Industries Fund were closed to new and subsequent investments. As of October 18, 2012 there are no Class I shares outstanding.

See Notes to Financial Statements  CHANGES IN NET ASSETS  17

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a,b]	Net realized and unrealized gain(loss) on securities and options[6]	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total distributions
Burnham Fund
CLASS A SHARES[d]
12/31/2013	$31.65	$0.19	$7.43	$7.62	$(0.03)	$—	$(2.48)	$(2.51)
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)
12/31/2011	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)
12/31/2010	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)
12/31/2009	17.95	0.06	5.55	5.61	—	—	—	—
CLASS C SHARES
12/31/2013	$30.16	$(0.07)	$7.04	$6.97	$—	$—	(2.48)	(2.48)
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)
12/31/2011	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)
12/31/2010	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)
12/31/2009	17.68	(0.09)	5.43	5.34	—	—	—	—
Burnham Financial Services Fund
CLASS A SHARES[e]
12/31/2013	$19.03	$(0.13)	6.87	$6.74	$—	$—	$—	$—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—
12/31/2011	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)
12/31/2010	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)
12/31/2009	14.39	0.25	2.46	2.71	(0.15)	—	—	(0.15)
CLASS C SHARES
12/31/2013	$18.30	$(0.28)	6.57	$6.29	$—	$—	$—	$—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—
12/31/2011	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—
12/31/2010	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)
12/31/2009	14.18	0.14	2.41 [f]	2.55	(0.07)	—	—	(0.07)
Burnham Financial Industries Fund
CLASS A SHARES
12/31/2013	$11.40	$(0.00)[c]	$2.68	$2.68	$—	$—	$(0.18)	$(0.18)
12/31/2012	9.39	(0.06)	2.44	2.38	—	—	(0.37)	(0.37)
12/31/2011	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)
12/31/2010	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)
12/31/2009	9.00	0.07	2.72	2.79	—	—	(0.02)	(0.02)
CLASS C SHARES
12/31/2013	$11.01	$(0.09)	$2.58	$2.49	$—	$—	$(0.18)	$(0.18)
12/31/2012	9.14	(0.13)	2.37	2.24	—	—	(0.37)	(0.37)
12/31/2011	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)
12/31/2010	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)
12/31/2009	8.92	0.01	2.67	2.68	—	—	(0.02)	(0.02)

18  FINANCIAL HIGHLIGHTS  See Notes to Financial Statements

			Ratio to average net assets %
Redemption fees[a,c]	Net asset value, end of period	Total return %	Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/ recovery[6]		Ratio of total expenses before reimbursement/ recovery[6]		Ratio of net investment income (loss)	Portfolio turnover rate %

$0.00	$36.76	24.28	$145,480	1.33		1.33		0.53	45
0.00	31.65	12.61	145,034	1.38		1.43		0.91	82
0.00	29.00	5.40	90,790	1.40		1.40		0.35	89
0.00	28.70	22.45	80,940	1.51		1.44		0.22	58
0.00	23.56	31.11	70,019	1.53		1.52		0.32	48

$0.00	$34.65	23.32	$17,810	2.08		2.08		(0.22)	45
0.00	30.16	11.77	13,542	2.13		2.18		0.16	82
0.00	27.84	4.64	1,618	2.14		2.14		(0.35)	89
0.00	27.80	21.60	459	2.26		2.19		(0.62)	58
0.00	23.02	30.13	92	2.28		2.26		(0.44)	48

$0.00	$25.77	35.42	$77,206	1.80		1.81		(0.56)	126
0.00	19.03	23.41	46,157	1.70		2.24		(0.35)	168
0.00	15.42	(10.34)	37,801	1.80		1.90		(0.39)	129
0.00	17.21	2.07	44,248	1.80		1.73		0.05	137
0.00	16.95	18.90	42,447	1.75		1.85		1.66	181

$0.00	24.59	34.37	$7,258	2.55		2.56		(1.31)	126
0.00	18.30	22.49	3,895	2.43		2.99		(1.08)	168
0.00	14.94	(11.02)	2,199	2.55		2.63		(1.15)	129
0.00	16.79	1.30	3,468	2.56		2.48		(0.62)	137
0.00	16.66	18.12	1,348	2.50		2.59		0.96	181

$0.00	$13.90	23.52	$67,912	2.27	[g]	2.41	[h]	(0.02)[i]	172
0.00	11.40	25.38	50,459	2.18	[g]	2.69	[h]	(0.61)[i]	204
0.00	9.39	(15.26)	54,851	2.63	[g]	2.75	[h]	(1.08)[i]	148
0.00	11.92	2.41	101,610	2.38	[g]	2.30	[h]	0.06 [i]	159
0.00	11.77	31.00	110,699	2.67	[g]	2.72	[h]	0.75 [i]	229

$0.00	$13.32	22.62	$8,529	2.97	[j]	3.11	[k]	(0.72)[l]	172
0.00	11.01	24.54	7,140	2.86	[j]	3.39	[k]	(1.29)[l]	204
0.00	9.14	(15.85)	6,504	3.33	[j]	3.46	[k]	(1.77)[l]	148
0.00	11.67	1.69	11,160	3.08	[j]	3.00	[k]	(0.68)[l]	159
0.00	11.58	30.04	12,591	3.38	[j]	3.43	[k]	0.09 [l]	229

a	Per share values have been calculated using the average share method.
b	The Adviser paid back interest on the reimbursed expenses of $4,998 to the Burnham Fund (0.00 per share), $3,234 to the Burnham Financial Services Fund (0.00 per share) and $7,820 to the Burnham Financial Industries Fund (0.00 per share).
c	Less than $0.01 per share.
d	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
e	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.
f	The Adviser reimbursed the Burnham Financial Services Fund for a loss on transaction that did not meet the fund’s investment guidelines, which otherwise would have reduced the amount by $0.001.
g	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.75%, 1.59%, 1.74%, 1.99% and 1.91%, for 12/31/2013, through 12/31/2009, respectively.
h	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.89%, 2.10%, 1.95%, 2.11% and 1.82%, for 12/31/2013, through 12/31/2009, respectively.
i	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been 0.51%, (0.02)%, (0.27)%, (0.44)% and 0.54%, for 12/31/2013, through 12/31/2009, respectively.
j	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.45%, 2.27%, 2.44%, 2.69% and 2.61%, for 12/31/2013, through 12/31/2009, respectively.
k	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.59%, 2.80%, 2.65%, 2.82% and 2.52%, for 12/31/2013, through 12/31/2009, respectively.
l	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.19)%, (0.70)%, (0.94)%, (0.72)% and (0.21)%, for 12/31/2013, through 12/31/2009, respectively.

See Notes to Financial Statements  FINANCIAL HIGHLIGHTS  19

Notes to Financial Statements

1. Valuing Securities

Accounting Policies

Fair Value Pricing

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Burnham Asset Management (“Management” or the “Adviser”) believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

The funds use these methods to value portfolio securities:

Stocks and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price (“NOCP”) on the valuation date. If there are no trades or there is no closing price that day, securities are valued at the last available bid price.

Bonds and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

Money market instruments and other temporary cash investments whose maturity is less than 60 days are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. For temporary cash investments whose maturity is longer than 60 days, the funds value them the same way bonds are valued.

Option contracts may be written or purchased to manage exposure to certain changes in the market or as a substitute for securities transactions. When a fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than in current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

Exchange traded options are valued at the last sale price, or if no sales are reported, options are valued at the last bid price for purchased options and for written options.

Short sales

The funds may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured daily by Management. During the year ended December 31, 2013, the Burnham Financial Industries Fund sold short to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Adviser’s research. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds’ prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the year ended December 31, 2013, only the Burnham Financial Industries Fund engaged in short sales.

Multiple Class Allocations

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The funds account for purchases and sales of portfolio securities as of each security’s trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

20  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Securities Lending

The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral. As of December 31, 2013 no securities were out on loan.

Use of Management Estimates

Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund each pay the administrator 0.15% of average daily net assets up to $150 million, 0.125% of average daily net assets from $150 million to $300 million, and 0.10% of average daily net assets above $300 million.

3. Management Fees

Burnham Asset Management Corporation (the “Adviser”) serves as the adviser to the funds. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each fund at the following rates:

Burnham Fund	0.60%
Burnham Financial Services Fund	0.75%
Burnham Financial Industries Fund	0.90%

The Adviser’s basic fee with respect to Burnham Financial Industries Fund may be adjusted upward or downward (by up to 0.10% of the fund’s rolling 36 month average daily net assets) depending on whether and to what extent the fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month.

4. Distribution Fees and Commissions

Burnham Securities Inc. (the “Distributor”) serves as principal distributor to the funds pursuant to a distribution agreement. The funds have adopted distribution plans under the Investment Company Act of 1940, as amended (the “1940 Act”), to reimburse the Distributor for services provided for distributing shares of the funds.

The following funds pay the Distributor a distribution fee of:

	Class A	Class C
Burnham Fund	0.25%	0.75%
Burnham Financial Services Fund	0.25%	0.75%
Burnham Financial Industries Fund	0.30%	0.75%

The following funds pay the Distributor a service fee of:

Class C
Burnham Fund	0.25%
Burnham Financial Services Fund	0.25%
Burnham Financial Industries Fund	0.25%

For the year ended December 31, 2013, the Distributor also received fees from shareholder transactions and portfolio trades:

	Class A Sales Commission/ CDSC	Class A CDSC	Class C CDSC	Broker Commissions
Burnham Fund	$8,656	$—	$3,413	$101,774
Burnham Financial Services Fund	$19,518	$—	$257	$—
Burnham Financial Industries Fund	$15,808	$—	$85	$—

5. Offering Price

For Class A shares, the offering price, with maximum 5% sales charge was $38.69, $27.13 and $14.63 for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund, respectively. The redemption price is NAV. For Class C shares, the offering price is NAV and the redemption price varies with any CDSC charged.

6. Expenses

Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Fund expenses that are not class specific are allocated to each class based upon its relative proportion of net assets to the fund’s total net assets. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund. Under the Agreement, the Adviser contractually limits the following funds’ total annual expenses to the rates below based on average daily net assets for Class A and Class C:

	Class A	Class C
Burnham Fund	1.59%	2.34%
Burnham Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the total annual operating expenses of each Burnham Financial Industries Fund share class by limiting “other expenses” to 0.65%. The Agreement will terminate on April 30, 2014 and may be continued from year to year thereafter, if agreed by all parties to the Agreement.

NOTES TO FINANCIAL STATEMENTS  21

Notes to Financial Statements (Continued)

As stated in the Agreement, expense limits will not apply to, and the Adviser will not reimburse a fund for, interest charges or borrowings, taxes, brokerage commissions and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., proxy expenses, litigation and indemnification) and expenses that may be approved by the Board of Trustees. For the year ended December 31, 2013, the dividend expense and interest expense for securities sold short was $279,391 and $68,917, respectively, for Burnham Financial Industries Fund. For the year ended December 31, 2013, there were no extraordinary expenses allocated to the funds.

Pursuant to the Agreement, any waivers and reimbursements made by the Adviser to a fund are subject to recoupment by the Adviser within the following three years provided the fund is able to effect repayment and remain in compliance with applicable expense limitations.

For the year ended December 31, 2013, the Adviser’s net recoupment or net reimbursement was as follows:

		Subject to Recoupment until 12/31:
	Reimbursement	2014	2015	2016
Burnham Financial Services Fund	$8,087	$43,513	$193,911	$8,087
Burnham Financial Industries Fund	$93,705	$103,909	$207,055	$93,705

There were no recoupments for the year ended December 31, 2013.

On February 15, 2013, in a response to a comment received from the Securities and Exchange Commission as a result of a routine examination of the Funds, the Adviser agreed to pay back the Funds for certain amounts of reimbursed expenses that were erroneously recouped by the Adviser in 2009 and 2010. The Adviser paid back interest on the reimbursed expenses of $4,998 to the Burnham Fund, $3,234 to the Burnham Financial Services Fund and $7,820 to the Burnham Financial Industries Fund.

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2013, were as follows:

	Purchases	Sales
Burnham Fund	$68,814,936	$(88,909,053)
Burnham Financial Services Fund	$97,112,543	$(83,630,567)
Burnham Financial Industries Fund	$112,569,718	$(111,745,765)

Written option activity for the funds was as follows:

Burnham Fund

Written options	Number of contracts	Premiums
Call Option Outstanding at December 31, 2012	50	$201,794
Call Option Written	1,050	1,816,409
Call Option Closed	(1,000)	(1,716,712)
Call Option Outstanding at December 31, 2013	100	$301,491

Burnham Financial Services Fund

Written options	Number of contracts	Premiums
Call Option Outstanding at December 31, 2012	250	$14,000
Call Option Written	1,000	124,709
Call Option Expired	(250)	(14,000)
Call Option Closed	(1,000)	(124,709)
Call Option Outstanding at December 31, 2013	—	$—

Burnham Financial Industries Fund

Written options	Number of contracts	Premiums
Call Option Outstanding at December 31, 2012	4,200	$457,157
Put Option Outstanding at December 31, 2012	5,500	992,834
Call Option Written	7,250	854,199
Put Option Written	21,100	3,260,789
Call Option Expired	(1,500)	(187,680)
Put Option Expired	(1,000)	(143,025)
Call Option Closed	(3,024)	(418,810)
Put Option Closed	(16,950)	(3,108,728)
Call Option Exercised	(3,176)	(358,328)
Put Option Exercised	(1,500)	(104,509)
Call Option Outstanding at December 31, 2013	3,750	346,538
Put Option Outstanding at December 31, 2013	7,150	$897,361

8. Distributions and Taxes

Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Each fund also expects to declare and pay distributions from net realized capital gains once a year.

The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

It is each fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required.

Management has reviewed the tax positions for each of the three open tax years as of December 31, 2013 and has determined that no provisions for income taxes are required.

22  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2013 and 2012 is as follows:

2013	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Distributions paid from:
Ordinary income	$1,202,887	$—	$975,644
Long-Term Capital Gain	8,666,685	—	—
Collectible Gain	726,103	—	—
	$10,595,675	$—	$975,644

2012	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Distributions paid from:
Ordinary income	$224,455	$—	$1,844,329
Long-Term Capital Gain	4,249,297	—	28,329
Collectible Gain	458,987	—	—
	$4,932,739	$—	$1,872,658

As of December 31, 2013, the components of distributable earning on a tax basis were as follows:

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Undistributed Ordinary Income	$—	$—	$364,741
Undistributed long-Term Capital Gains	2,041,812	—	—
Accumulated Capital and other Losses	(539,267)	(496,436)	—
Unrealized Appreciation on Investments	65,469,520	14,508,807	12,352,605
Unrealized Appreciation (Depreciation) on short securities and options written	26,391	—	(1,384,763)
Total Accumulated Earnings	$66,998,456	$14,012,371	$11,332,583

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The following funds had net capital loss carryforwards of approximately:

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Short-Term Expiring 2017	$—	$137,442	$—
Long-Term Non Expiring	$—	$358,994	$—
	$—	$496,436	$—

During the fiscal year ended December 31, 2013, the Financial Services Fund utilized $5,148,538 of capital loss carryforwards.

At December 31, 2013 Burnham Fund had Deferred Post-October losses of $82,709.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2013, the permanent book and tax basis differences were as follows:

	Burnham Fund	Burnham Financial Services Fund	Burnham Financial Industries Fund
Increase/(Decrease) to Undistributed Net Investment Income/ (Loss)	$(1,156,356)	$426,410	$65,065
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$1,033,036	$79,823	$(65,065)
Increase/(Decrease) to Paid-In Capital	$123,320	$(506,233)	$—

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the funds under these arrangements is unknown, as this would involve future claims that may be made against the funds that have not yet occurred. However, based on experience, the funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the year ended December 31, 2013, Burnham Financial Services Fund owned shares of the following affiliated security. An affiliated security is a security in which the fund has ownership of at least 5% of the voting securities.

Affiliate	Value at 12/31/12	Cost of Purchases	Proceeds from Sales	Realized Gain/ (Loss)	Value at 12/31/13	Dividend Income
Peregrine Holdings LLC	$296,225	$—	$ —	$ (944)	$295,281	$—

NOTES TO FINANCIAL STATEMENTS  23

Notes to Financial Statements (Continued)

11. Restricted Securities

The funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (“restricted securities”). At December 31, 2013, Burnham Financial Services Fund owned the following restricted security, which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”). The value of this security is determined using quotations supplied by a pricing service or broker, or if not available, is determined in good faith pursuant to procedures adopted by the Board of Trustees. Certain of these securities may be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act.

Fund	Description, Date of Purchase, % of Net Assets	Shares	Cost	Value
Burnham Financial Services Fund	Peregrine Holdings LLC 05/31/02 0.35%	275,000	$295,281	$295,281

12. Fund Risks

Burnham Financial Services Fund and Burnham Financial Industries Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity
•	Change in income conditions and interest rates
•	Financial companies may fall out of favor
•	Concentration of investments may increase volatility of the fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.

In addition, Burnham Financial Services Fund and Burnham Financial Industries Fund are also subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large, mid or small capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than larger capitalization companies. Some small cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the trust’s valuation committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

24  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At December 31, 2013	Level 1	Level 2	Level 3	Total
Burnham Fund
Assets
Common Stock:
Consumer Discretionary	$49,308,700	$—	$—	$49,308,700
Consumer Staples	12,418,150	—	—	12,418,150
Energy	24,491,500	—	—	24,491,500
Financial Services	19,053,970	—	—	19,053,970
Health Care	11,053,300	—	—	11,053,300
Industrials	8,931,600	—	—	8,931,600
Information Technology	26,814,870	—	—	26,814,870
Telecommunications Services	6,553,425	—	—	6,553,425
Short-Term Instruments:	—	4,958,592	—	4,958,592
Total	$158,625,515	$4,958,592	$—	$163,584,107
Liabilities:
Written Options	(275,100)	—	—	(275,100)
Total	$(275,100)	$—	$—	$(275,100)
Burnham Financial Services Fund
Assets
Common Stock:
Banks	$52,932,249	$—	$—	$52,932,249
Diversified Financials	14,942,930	—	295,281	15,238,211
Thrifts & Mortgage Finance	13,245,495	—	—	13,245,495
Warrants:
Banks	1,720,000	—	—	1,720,000
Short-Term Instruments:	—	3,700,000	—	3,700,000
Total	$82,840,674	$3,700,000	$295,281	$86,835,955
Burnham Financial Industries Fund
Assets
Common Stock:
Banks	$37,525,168	$—	$—	$37,525,168
Diversified Financials	26,629,025	—	—	26,629,025
Thrifts & Mortgage Finance	10,132,570	—	—	10,132,570
Warrants:
Banks	1,720,000	—	—	1,720,000
Options-Long	162,850	—	—	162,850
Short-Term Instruments	—	860,779	—	860,779
Total	$76,169,613	$860,779	$—	$77,030,392
Liabilities
Short Sales	(18,567,868)	—	—	(18,567,868)
Written Options	(705,450)	—	—	(705,450)
Total	$(19,273,318)	$—	$—	$(19,273,318)

During the year ended December 31, 2013, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the year ended December 31, 2013:

Burnham Financial Services Fund	Level 3 Assets
Common Stock:
Balance, January 1, 2013	$1,271,904
Sale	(1,364,322)
Realized (loss)	(1,147,876)
Change in Unrealized Appreciation	1,535,575
Balance, December 31, 2013	$295,281
Warrants:
Balance, January 1, 2013	$457
Change in Unrealized (Depreciation)	(457)
Balance, December 31, 2013	$—

Burnham Financial Industries Fund	Level 3 Assets
Warrants:
Balance, January 1, 2013	$1,369
Change in Unrealized (Depreciation)	(1,369)
Balance, December 31, 2013	$—

When determining the value the trust’s valuation committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the inputs in isolation would result in a significantly lower (higher) fair value measurement.

Significant unobservable inputs developed by the Board of Trustees for material Level 3 investments as of December 31, 2013 are as follows:

Burnham Financial Services Fund	Fair Value at 12/31/2013	Valuation Technique(s)	Unobservable Input	Range
Common Stocks	$295,281	Capital Value	Discount	0%
Warrants	—	Capital Value	Discount	0%
Burnham Financial Industries Fund	Fair Value at 12/31/2013	Valuation Technique(s)	Unobservable Input	Range
Warrants	$—	Capital Value	Discount	0%

15. Disclosures about Derivative Instruments and Hedging Activities

In January 2013, the Financial Accounting Standards Board issued ASU No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the Financial Accounting Standards Board issued ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective

NOTES TO FINANCIAL STATEMENTS  25

Notes to Financial Statements (Continued)

application for all comparative periods presented. Effective January 1, 2013, the funds adopted ASU No. 2011-11.

The following table presents by financial instrument, each Fund’s derivative liabilities net of related collateral held at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statements of Assets and Liabilities[1]	Collateral Pledged by Financial Instruments[2]	Net Amount
Burnham Fund
Written options, at value	$275,100	$(275,100)	$—
Burnham Financial Industries Fund
Written options, at value	705,450	(705,450)	—
Securities sold short	18,567,868	(25,561,352)	6,993,484

[1]	Absent an event of default, derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
[2]	In some cases, the actual collateral pledged may be more than the amount shown here due to overcollateralization. Collateral requirements differ by derivative and the enforceability of the right to offset may vary by jurisdiction.

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (“ASC 815”) requires enhanced disclosures to provide information about the reasons the funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the funds’ derivative instruments categorized by risk exposure as of December 31, 2013:

Fair Value of Derivative Instruments
As of December 31, 2013
Liability Derivatives

Fund	Derivatives not accounted for as hedging instruments under ASC 815	Statements of Assets & Liabilities Location	Fair Value
Burnham Fund	Equity Contracts	Options written, at value	$275,100
Burnham Financial Industries Fund	Equity Contracts	Options written, at value	705,450
		Put Options written, at value	162,850

The Effect of Derivative Instruments on the Statements of Operations
For the Year Ended December 31, 2013

Fund	Change in Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Burnham Fund	Equity Contracts	Realized (loss) on purchased options	$(7,192)
		Realized gain on written options	$70,855
		Net unrealized appreciation on written options transactions		$(10,903)
Burnham Financial Services Fund	Equity Contracts	Realized gain on written options	$110,171
		Net unrealized (depreciation) on written options transactions		$(12,500)
Burnham Financial Industries Fund	Equity Contracts	Realized (loss) on purchased options	$(501,163)
		Realized gain on written options	$1,997,768
		Net unrealized appreciation on purchased options transactions		$96,976
		Net unrealized appreciation on written options transactions		$617,358

The derivative instruments outstanding as of period end as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the funds.

16. Subsequent Events

On or about January 8, 2014, COR Fund Advisors LLC (“COR”) exercised its option to purchase 100% of the outstanding capital stock of Burnham Financial Group, Inc. (“Burnham Financial”), the parent company of Burnham Asset Management Corporation (“BAM”), pursuant to the terms of a Loan and Stock Option Agreement among COR, Burnham Financial and certain other entities and individuals dated February 26, 2013, as subsequently amended (such capital stock purchase and related transactions, the “Transaction”). The closing on the Transaction, which is expected to occur in the second quarter of 2014, will constitute an assignment of the Funds’ existing investment advisory agreements with BAM and the existing sub-advisory

26  NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Continued)

agreements among Burnham Investors Trust (the “Trust”), BAM and Mendon Capital Advisors Corp. (“Mendon”) with respect to the Burnham Financial Services Fund and Burnham Financial Long/Short Fund, resulting in the automatic termination of such agreements. Prior to the closing of the Transaction, the Board of Trustees of the Trust (the “Board”) and shareholders of each Fund will be asked to approve a new investment advisory agreement with BAM, the Board and shareholders of the Burnham Financial Services Fund will be asked to approve a new sub-advisory agreement among the Trust, BAM and Mendon, and the Board will be asked to approve a new sub-advisory agreement among the Trust, BAM and Mendon with respect to the Burnham Financial Long/Short Fund.

At a Board meeting held on November 26, 2013, the Board of Trustees for the Trust approved the name change for Burnham Financial Industries Fund. Effective February 19, 2014, the name of Burnham Financial Industries Fund was changed to Burnham Financial Long/Short Fund. There were no changes to the investment objectives or strategies of the Fund due to the name change.

The Adviser has evaluated events and transactions for potential recognition or disclosure and determined that there were no additional material events that would require additional disclosure through the date the financial statements were issued.

NOTES TO FINANCIAL STATEMENTS  27

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of Burnham Fund, Burnham Financial Services Fund or Burnham Financial Industries Fund (the “funds”), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000 (subject to exceptions described in the Statement of Additional Information). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Expenses			Hypothetical (5% Return Before Expenses)
	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period* 7/1/2013- 12/31/2013	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period* 7/1/2013- 12/31/2013	Expense Ratio*
Burnham Fund
Class A	$1,000	$1,146	$7.04	$1,000	$1,019	$6.62	1.30%
Class C	1,000	1,142	11.09	1,000	1,015	10.43	2.05%
Burnham Financial Services Fund
Class A	$1,000	$1,187	$9.92	$1,000	$1,016	$9.15	1.80%
Class C	1,000	1,182	14.03	1,000	1,012	12.94	2.55%
Burnham Financial Industries Fund
Class A	$1,000	$1,131	$12.11	$1,000	$1,014	$11.45	2.25%
Class C	1,000	1,127	15.84	1,000	1,010	14.97	2.95%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

28  OTHER INFORMATION

Other Information (Continued)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Form N-Q is available (1) by calling (800) 874-3863; (2) by visiting the funds’ website located at http://www.burnhamfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Tax Information (Unaudited)

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Burnham Fund and Financial Industries Fund, respectively, designate income dividends of 100.00% and 87.52% as qualified dividend income paid during the fiscal year ended December 31, 2013.

Of the ordinary income (including short-term capital gain) distributions made by the Burnham Fund and Financial Industries Fund, respectively, the percentages which qualify for the dividend received deduction available to corporate shareholders were, 100.00% and 87.23% for the fiscal year ended December 31, 2013.

For Federal income tax purposes, the Burnham Fund designates long-term capital gain dividends of $8,666.685 for the year ended December 31, 2013.

For Federal income tax purposes, the Burnham Fund designates 28% collectible gain distributions of $726,103, for the year ended December 31, 2013.

OTHER INFORMATION  29

Auditor Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of the
Burnham Investors Trust

We have audited the accompanying statements of assets and liabilities of Burnham Investors Trust (comprising the Burnham Fund, Burnham Financial Services Fund, and Burnham Financial Industries Fund, the “Funds”), including the schedules of Portfolio Holdings, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2010 were audited by other auditors whose report dated February 24, 2011 expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian, brokers, and other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2014

30  AUDITOR OPINION

AFFILIATED TRUSTEES

Name, Year Born	Trust Position(s); Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Jon M. Burnham 1936	Chairman, President CEO; 1989	Chairman and CEO of Burnham Asset Management Corp., since 1995; Director of Burnham Asset Management Corp. and Burnham Securities, Inc., since 1989

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

Name, Year Born	Office(s) Held; Year Appointed	Principal Occupation(s) during the Last Five Years
Thomas N. Calabria 1968	Chief Compliance Officer (“CCO”) since 2006 and Secretary June 22, 2012.	Chief Compliance Officer of the Adviser since 2007; Vice President of Burnham Asset Management and Burnham Securities Inc., 2005 to Present.
Pat Colletti 1958	Chief Financial Officer and Treasurer since June 22, 2012	Independent Consultant (2010–2012); First Vice President, Burnham Asset Management Corporation (2004–2010).
Debra B. Hyman 1961	Executive Vice President; 1989	Vice President and Director of Burnham Asset Management Corp. and Burnham Securities Inc., since 1989
Frank A. Passantino 1964	First Vice President, Assistant Secretary; 1990 and Anti-Money Laundering Compliance Officer; 1999	First Vice President of Burnham Asset Management Corp. and Burnham Securities Inc., since 1990
Ronald M. Geffen 1952	Vice President; 1990	Managing Director of Burnham Asset Management Corp. and Burnham Securities Inc., since 1990

INDEPENDENT TRUSTEES

Name, Year Born	Year Elected Trustee	Principal Occupation(s) and All Directorships during the Last Five Years
Bruce Mac Corkindale 1950	2010	President and Managing Partner, Bruce Mac Corkindale, CPA, P.C., since 1985
Margaret M. Eisen 1953	2013	Managing Director, CFA Institute, 2005–2008; President and Chief Investment Officer, EAM International (finance and asset management) 2003–2004
William F. Connell 1944	2012
Founding Partner, Connell & Andersen LLP, formerly Connell & Taylor (1983 to present); and Founding Partner Connell & Wiener (1983 to present). (retail); Director, Genaera, 1996–2009 (research) Director – Sumitomo Trust and Banking Co. (USA) Ltd. (1989–2007)

Distributor

Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

Shareholder Returns

Shareholders can obtain the most recent fund returns by calling 1-(800)-874-3863 or on the trust’s website at http://www.burnhamfunds.com.

Adviser/Administrator

Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

Transfer Agent

BNY Mellon
4400 Computer Drive
Westborough, MA 01581

Custodian

UMB Bank N.A.
1010 Grand Blvd
Kansas City, MO 64106

Legal Counsel

Drinker Biddle & Reath LLP
One Logan Square,
Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

OFFICERS OF THE TRUST

Jon M. Burnham
President and Chief Executive Officer

Pat A. Colletti
Chief Financial Officer and Treasurer

Debra B. Hyman
Executive Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Officer

Ronald M. Geffen
Vice President

Thomas N. Calabria
Chief Compliance Officer and Secretary

BOARD OF TRUSTEES

Chairman
Jon M. Burnham

Trustees
William F. Connell

Margaret Eisen

Bruce Mac Corkindale

SEC file number: 811-00994

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

As of the period ended December 31, 2013 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated November 13, 2003, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Bruce Mac Corkindale as the Registrant’s audit committee financial expert serving on the Registrant’s audit committee, and determined that Bruce Mac Corkindale is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $66,600 for 2013 and $66,600 for 2012.
(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.
(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are
$18,000 for 2013 and $18,000 for 2012. The services for each of the fiscal years ended December 31, 2013 and December 31, 2012 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.
(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are for $0 for 2013 and $0 for 2012.
(e) (1)	A copy of the Audit Committee’s policy related to the approval of the audit, audit-related, tax and other services is filed as Exhibit 12(c) to this Form N-CSR.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

(b) 0.00%

(c) 100%

(d) 0.00%

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the Registrant’s last two fiscal years are $0 for 2013 and $0 for 2012.

(h)	The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)   Burnham Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, dated November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.

(a) (2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.
(a) (3)	Not applicable to this filing.
(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.
(c)	Policy related to the Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm is furnished as Exhibit 12(c) to this Form N-CSR.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Burnham Investors Trust
By (signature and title) *	/s/Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	February 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/Jon M. Burnham
Jon M. Burnham
Chief Executive Officer (Principal Executive Officer)

Date	February 26, 2014

By (signature and title)*	/s/Pat Colletti
Pat Colletti
Chief Financial Officer (Principal Financial Officer)

Date	February 26, 2014